------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-10CB, Mortgage Pass-Through Certificates, Series 2003-23).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On April 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-23.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 24, 2003 and the Prospectus Supplement dated April 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-23.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                          125        $  17,634,187.44         3.21%
California                      1016        $ 208,850,534.52        37.97%
Colorado                         111        $  18,794,316.81         3.42%
Florida                          277        $  37,497,327.56         6.82%
Illinois                          66        $  11,784,946.06         2.14%
Massachusetts                     74        $  14,623,125.66         2.66%
Nevada                            87        $  12,179,056.53         2.21%
New Jersey                       104        $  18,207,077.17         3.31%
New York                         134        $  25,139,773.04         4.57%
Oregon                           111        $  15,099,510.15         2.75%
Texas                            140        $  15,817,570.94         2.88%
Washington                       124        $  21,865,649.77         3.98%
Other (less than 2%)             971        $ 132,496,809.17        24.09%
                             --------------------------------------------------
                                3340        $ 549,989,884.82       100.00%


----------
(1) The Other row in the preceding table includes 35 other states and the District of Columbia and Guam with under 2.00% concentrations individually. No more than approximately 0.272% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                     37        $   6,019,430.45         1.09%
620-659                          335        $  54,530,614.06         9.91%
660-699                          626        $ 103,965,557.41        18.90%
700-719                          524        $  92,902,505.46        16.89%
720 and Above                   1802        $ 290,431,049.10        52.81%
Not Scored                        16        $   2,140,728.34         0.39%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 720.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                         1        $     322,700.00         0.06%
Full/Alternative                1328        $ 202,313,696.96        36.78%
No Income/No Asset               342        $  57,989,499.06        10.54%
Preferred                       1095        $ 186,330,006.68        33.88%
Reduced                          427        $  80,343,506.08        14.61%
Stated Income/Stated Asset        56        $   8,879,826.61         1.61%
Streamlined                       91        $  13,810,649.43         2.51%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%


                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                        134        $  29,033,476.50         5.28%
Hi-rise Condominium               21        $   3,891,668.82         0.71%
Low-rise Condominium             257        $  37,653,712.45         6.85%
Planned Unit Development         399        $  66,180,592.00        12.03%
Single Family Residence         2529        $ 413,230,435.05        75.13%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
        5.375                      4        $     826,014.58         0.15%
        5.500                     16        $   2,254,931.94         0.41%
        5.625                     20        $   3,698,667.67         0.67%
        5.720                      1        $     143,900.00         0.03%
        5.740                      1        $      54,000.00         0.01%
        5.750                    190        $  32,427,840.48         5.90%
        5.780                      1        $     135,800.00         0.02%
        5.825                      1        $      51,300.00         0.01%
        5.830                      1        $     121,390.17         0.02%
        5.845                      2        $     148,491.00         0.03%
        5.850                      1        $     185,250.00         0.03%
        5.860                      1        $     265,050.00         0.05%
        5.870                      1        $      72,200.00         0.01%
        5.875                    632        $ 105,264,943.49        19.14%
        5.975                      1        $     207,100.00         0.04%
        5.985                      1        $     128,250.00         0.02%
        5.990                     17        $   3,042,803.22         0.55%
        5.995                      1        $     232,750.00         0.04%
        5.999                      3        $     560,392.99         0.10%
        6.000                    787        $ 129,570,366.00        23.56%
        6.005                      6        $   1,056,080.00         0.19%
        6.050                      2        $     210,421.44         0.04%
        6.060                      1        $     217,793.16         0.04%
        6.065                      1        $     124,160.00         0.02%
        6.080                      1        $      82,207.80         0.01%
        6.095                      5        $     937,262.17         0.17%
        6.100                      5        $     972,324.00         0.18%
        6.105                      1        $     120,000.00         0.02%
        6.110                      2        $     436,483.19         0.08%
        6.120                      2        $     474,450.00         0.09%
        6.125                    522        $  87,918,876.09        15.99%
        6.130                      6        $     610,100.00         0.11%
        6.150                      1        $     318,697.32         0.06%
        6.160                      2        $     264,200.00         0.05%
        6.175                      2        $     342,895.00         0.06%
        6.205                      1        $     131,920.00         0.02%
        6.225                     10        $   1,603,520.00         0.29%
        6.235                      3        $     557,350.00         0.10%
        6.245                      3        $     299,535.00         0.05%
        6.250                    482        $  78,256,499.16        14.23%
        6.255                      2        $     247,665.00         0.05%
        6.285                      1        $     314,500.00         0.06%
        6.300                      1        $     169,135.60         0.03%
        6.330                      1        $     174,600.00         0.03%
        6.345                      2        $     341,460.00         0.06%
        6.350                      2        $     393,400.00         0.07%
        6.355                      1        $     210,600.00         0.04%
        6.360                      1        $     194,750.00         0.04%
        6.365                      1        $     125,100.00         0.02%
        6.370                      1        $     296,400.00         0.05%
        6.375                    280        $  45,325,530.05         8.24%
        6.380                      2        $     326,800.00         0.06%
        6.400                      1        $     120,650.00         0.02%
        6.420                      1        $     148,200.00         0.03%
        6.430                      1        $     163,600.00         0.03%
        6.475                      1        $     256,500.00         0.05%
        6.485                      3        $     653,750.00         0.12%
        6.490                      1        $     297,000.00         0.05%
        6.500                    214        $  34,460,403.10         6.27%
        6.505                      2        $     283,485.25         0.05%
        6.535                      1        $     140,881.54         0.03%
        6.600                      1        $     115,800.00         0.02%
        6.605                      1        $      42,700.00         0.01%
        6.625                     38        $   5,410,040.80         0.98%
        6.655                      1        $     117,500.00         0.02%
        6.740                      1        $     143,010.00         0.03%
        6.750                      8        $     838,932.12         0.15%
        6.875                      4        $     411,184.22         0.07%
        6.925                      1        $     130,950.00         0.02%
        7.000                      2        $     247,988.84         0.05%
        7.250                      5        $     484,277.78         0.09%
        7.375                      1        $     203,506.52         0.04%
        7.500                      3        $     429,340.44         0.08%
        7.750                      2        $     330,164.57         0.06%
        7.875                      3        $     489,769.71         0.09%
        8.000                      3        $     331,388.57         0.06%
        8.250                      3        $     549,618.12         0.10%
        8.375                      1        $     348,216.47         0.06%
        9.000                      1        $     137,288.97         0.02%
        9.625                      1        $     257,581.28         0.05%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.101% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.117% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance              1114        $ 193,557,681.24        35.19%
Purchase                        1316        $ 207,096,719.78        37.65%
Rate/Term Refinance              910        $ 149,335,483.80        27.15%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                    356        $  57,209,401.40        10.40%
50.01 to 55.00                   177        $  31,521,059.83         5.73%
55.01 to 60.00                   243        $  40,035,059.14         7.28%
60.01 to 65.00                   344        $  59,438,772.26        10.81%
65.01 to 70.00                   489        $  83,393,406.09        15.16%
70.01 to 75.00                   236        $  41,254,778.83         7.50%
75.01 to 80.00                   603        $ 101,494,924.23        18.45%
80.01 to 85.00                    20        $   2,841,895.80         0.52%
85.01 to 90.00                   405        $  57,910,929.09        10.53%
90.01 to 95.00                   277        $  46,251,252.54         8.41%
95.01 to 100.00                  190        $  28,638,405.61         5.21%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 71.49%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                       814        $ 116,562,463.24        21.19%
Owner Occupied                  2345        $ 405,960,043.16        73.81%
Second/Vacation Home             181        $  27,467,378.42         4.99%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
         $0 - $50,000.00          55        $   2,367,253.73         0.43%
$ 50,000.01 - $100,000.00        659        $  52,124,549.50         9.48%
$100,000.01 - $150,000.00        927        $ 117,030,439.18        21.28%
$150,000.01 - $200,000.00        738        $ 127,838,182.85        23.24%
$200,000.01 - $250,000.00        463        $ 103,920,797.49        18.90%
$250,000.01 - $300,000.00        307        $  84,634,474.93        15.39%
$300,000.01 - $350,000.00        174        $  55,258,240.24        10.05%
$350,000.01 - $400,000.00         13        $   4,872,635.81         0.89%
$400,000.01 - $450,000.00          2        $     823,511.09         0.15%
$450,000.01 - $500,000.00          1        $     499,300.00         0.09%
$600,000.01 - $650,000.00          1        $     620,500.00         0.11%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $164,668.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                     2443        $ 391,514,383.33        71.19%
        359                      503        $  88,535,421.38        16.10%
        358                      190        $  37,896,674.51         6.89%
        357                       31        $   5,092,287.39         0.93%
        356                       16        $   2,311,454.67         0.42%
        355                       19        $   3,382,659.19         0.62%
        354                        2        $     266,864.83         0.05%
        352                        2        $     596,476.88         0.11%
        350                        1        $     144,593.15         0.03%
        300                       10        $   1,998,350.00         0.36%
        299                        2        $     337,864.21         0.06%
        298                        1        $     159,727.55         0.03%
        240                      102        $  14,868,604.00         2.70%
        239                       14        $   2,224,220.14         0.40%
        238                        2        $     416,644.56         0.08%
        237                        1        $     169,135.60         0.03%
        232                        1        $      74,523.43         0.01%
                           ----------------------------------------------------
                                3340        $ 549,989,884.82       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 355 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
California                       279        $  49,724,952.54        28.42%
Connecticut                       19        $   3,497,016.26         2.00%
Colorado                          38        $   5,295,912.27         3.03%
Florida                          102        $  11,532,044.26         6.59%
Illinois                          31        $   4,378,267.13         2.50%
Maryland                          27        $   3,990,224.46         2.28%
Massachusetts                     31        $   5,393,160.79         3.08%
Michigan                          31        $   3,638,598.64         2.08%
New Jersey                        52        $   8,265,546.71         4.72%
New York                         107        $  19,766,247.31        11.30%
Pennsylvania                      37        $   4,395,678.92         2.51%
Texas                             66        $   6,475,804.00         3.70%
Washington                        28        $   4,350,073.63         2.49%
Other (less than 2%)             388        $  44,285,120.58        25.31%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

-------------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia and Guam with under 2.00% concentration individually. No more than approximately 0.663% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
619 and Below                     10        $   1,482,733.27         0.85%
620-659                           97        $  14,629,206.02         8.36%
660-699                          255        $  36,737,208.26        20.99%
700-719                          202        $  29,487,054.43        16.85%
720 and Above                    672        $  92,652,445.52        52.95%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 722.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
CLUES Plus                         1        $      84,000.00         0.05%
Full/Alternative                 283        $  35,926,830.89        20.53%
No Income/No Asset               102        $  13,634,669.60         7.79%
Preferred                        469        $  66,804,363.71        38.18%
Reduced                          288        $  45,914,296.97        26.24%
Stated Income/Stated Asset        53        $   7,059,180.60         4.03%
Streamlined                       40        $   5,565,305.73         3.18%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                         66        $  11,472,660.86         6.56%
Condo Hotel                        1        $      60,000.00         0.03%
Hi-rise Condominium                6        $     549,934.78         0.31%
Low-rise Condominium              71        $   8,299,973.72         4.74%
Planned Unit Development         130        $  19,828,863.68        11.33%
Single Family Residence          962        $ 134,777,214.46        77.02%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
        4.500                      1        $      52,500.00         0.03%
        4.750                      8        $   1,109,000.00         0.63%
        4.875                      3        $     304,584.00         0.17%
        5.000                     13        $   1,426,698.61         0.82%
        5.125                     24        $   3,558,646.40         2.03%
        5.250                    153        $  23,223,468.82        13.27%
        5.375                    186        $  27,268,881.52        15.58%
        5.500                    290        $  41,691,861.13        23.83%
        5.525                      1        $     204,000.00         0.12%
        5.625                    154        $  21,271,204.49        12.16%
        5.645                      1        $     107,100.00         0.06%
        5.675                      1        $     131,242.00         0.08%
        5.695                      1        $     132,000.00         0.08%
        5.750                    151        $  20,420,195.68        11.67%
        5.775                      2        $     257,250.00         0.15%
        5.875                    149        $  22,015,596.47        12.58%
        5.925                      1        $      90,250.00         0.05%
        5.965                      1        $     128,000.00         0.07%
        5.995                      1        $      76,000.00         0.04%
        6.000                     64        $   7,323,873.50         4.19%
        6.125                     20        $   2,642,688.93         1.51%
        6.250                      2        $     178,798.78         0.10%
        6.500                      2        $     750,294.87         0.43%
        6.510                      1        $      34,765.96         0.02%
        6.585                      1        $      31,500.00         0.02%
        6.625                      1        $      99,674.09         0.06%
        6.750                      1        $     306,711.35         0.18%
        7.375                      1        $      61,152.11         0.03%
        8.000                      1        $      64,379.72         0.04%
        9.400                      1        $      26,329.07         0.02%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 5.563% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.565% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance               566        $  85,534,336.22        48.88%
Purchase                         136        $  14,805,472.02         8.46%
Rate/Term Refinance              534        $  74,648,839.26        42.66%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                    330        $  47,298,868.19        27.03%
50.01 to 55.00                   124        $  18,518,753.40        10.58%
55.01 to 60.00                   134        $  18,912,966.73        10.81%
60.01 to 65.00                   126        $  18,520,763.67        10.58%
65.01 to 70.00                   202        $  30,142,702.61        17.23%
70.01 to 75.00                   114        $  15,998,654.89         9.14%
75.01 to 80.00                   118        $  15,882,281.55         9.08%
80.01 to 85.00                     4        $     377,040.00         0.22%
85.01 to 90.00                    51        $   4,897,893.69         2.80%
90.01 to 95.00                    25        $   3,500,638.17         2.00%
95.01 to 100.00                    8        $     938,084.60         0.54%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 59.78%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Investment                       212        $  24,029,255.15        13.73%
Owner Occupied                   959        $ 142,468,079.54        81.42%
Second/Vacation Home              65        $   8,491,312.81         4.85%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         $0 - $50,000             79        $   3,211,888.11         1.84%
$ 50,000.01 - $100,000.00        369        $  28,305,464.61        16.18%
$100,000.01 - $150,000.00        326        $  40,821,110.34        23.33%
$150,000.01 - $200,000.00        209        $  36,585,371.35        20.91%
$200,000.01 - $250,000.00        124        $  27,829,097.54        15.90%
$250,000.01 - $300,000.00         81        $  22,413,140.58        12.81%
$300,000.01 - $350,000.00         42        $  13,317,452.07         7.61%
$350,000.01 - $400,000.00          3        $   1,149,000.00         0.66%
$400,000.01 - $450,000.00          1        $     406,122.90         0.23%
$450,000.01 - $500,000.00          2        $     950,000.00         0.54%
                           ----------------------------------------------------
                                1236        $ 174,988,647.50       100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $141,577.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of      Aggregate Principal    Percent of
To Maturity (months)      Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

     180                        969         $137,353,725.00          78.49%
     179                        120         $ 18,415,982.33          10.52%
     178                         35         $  4,889,453.89           2.79%
     177                         12         $  2,305,980.52           1.32%
     176                          8         $  1,635,033.45           0.93%
     175                          5         $  1,377,800.08           0.79%
     174                          1         $    174,164.27           0.10%
     167                          1         $     64,379.72           0.04%
     166                          1         $     61,152.11           0.03%
     162                          1         $     26,329.07           0.02%
     120                         76         $  7,926,653.00           4.53%
     119                          3         $    249,952.18           0.14%
     118                          2         $    266,260.03           0.15%
     117                          1         $     65,464.64           0.04%
     115                          1         $    176,317.21           0.10%
                              ---------------------------------------------
                               1236         $174,988,647.50         100.00%

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 177 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  May 14, 2003



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